UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 31, 2014


                        LEGACY TECHNOLOGY HOLDINGS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50294                               84-1426725
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (303)422-8127
                                  -------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Completion of Acquisition of Genomics Integrated Wellness Systems, Inc.

On April 4, 2013, Legacy Technology Holdings, Inc. ("the Company", "Legacy", "we", or "our") entered into a Plan and Agreement of Reorganization and Share Exchange Agreement ("the Agreement") with Genomic Integrated Wellness Systems, Inc. ("GIWS") and GIWS's shareholders, including its majority shareholder Charles Youngren (Mr. Youngren held 90% of the issued and outstanding common stock of GIWS at the time of the Closing.) The close of the transaction was subject to the delivery of audited financial statements for GIWS.

On November 21, 2013, the Company entered into an Amended Plan and Agreement and Plan of Reorganization and Share Exchange Agreement ("the Amended Agreement") with GIWS and its shareholders. The Agreement was amended for the inclusion of GIWS second shareholder.

The transaction closed on March 31, 2014 with the delivery of the audited financial statements of GIWS for the nine months ended September 30, 2013 and the period of November 15, 2012 (inception) through December 31, 2012.

The Amended Agreement provides for the Company to issue 22,527,088 shares of its restricted common stock to be exchanged for 100% of the issued and outstanding equity of GIWS, making the Company the sole shareholder of GIWS. As a result of the issuance, the shareholders of GIWS hold 80% of the issued and outstanding common stock of the Company, post-acquisition, and as a result, GIWS is a wholly-owned subsidiary of the Company.

In addition, at closing, Mr. Youngren was appointed the Chief Operating Officer and a director of the Company. In addition, shareholders of GIWS, will have the ability to appoint two new directors to the Company's Board of Directors. At the time of this filing such individuals have not been nominated or appointed.

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

Completion of Acquisition of Genomics Integrated Wellness Systems, Inc.

                              BUSINESS DESCRIPTION

Genomics Integrated Wellness Systems, Inc. ("GIWS")
---------------------------------------------------

GIWS was incorporated on November 15, 2012 in the state of Colorado, but has operations in Colorado, Hawaii and Indiana. GIWS was formed in order to develop and commercialize a web-based genomic preventative medicine solution using sophisticated and proprietary algorithms to analyze third party provided data, on individual patient lifestyle factors such as biometrics, diet, pharmaceuticals, endocrine and blood tests, and genetic markers.

In March 2013, GIWS entered into a Software License Agreement with Mr. Charles Youngren, the developer of the proprietary software behind the web-based Genomic Preventative Medical Solution. (hereinafter "the Software License.") The Software License grants GIWS an exclusive world-wide use, modification and marketing of the software. The Software License has a term of 30 years.

In exchange for the Software license GIWS paid Mr. Youngren $10 and issued 15,000,000 shares of its common stock to Mr. Youngren. As part of the Software License, Mr. Youngren is to receive a $0.05 per patient for actual usage of the software for a 180 month period for all paid subscriptions to the service, starting in 2014.

Genomic Preventive Medical Solution
-----------------------------------

The Genomic Preventive Medical Solution (hereinafter "the GPM Solution") is a web-based genomic preventative medical solution in the companion diagnostic field. Using a blood test, the software, through the use of mathematical algorithms, analyzes not only an individual's genetic markers, but also by factoring in such biometrics as diet, pharmaceutical use, lifestyle can provide the doctor with not only a patient's susceptibility for certain diseases, but also preventive measures to be instituted by the patient. The GPM Solution allows, with semi-annual testing, not only preventive suggestions, but also a way for patients to track the progress and success of the application of the suggested preventive measures.

The GPM Solution uses companion provided diagnostic, results of a generated patient profile, and a combination of blood screening and genetic tests and to provide its analysis to and for use by medical professional for discussion with the patient. In general, companion diagnostics has until recently focused on genetic testing in the arenas of cancer and other hereditary diseases. The uses have focused on the areas of not only predicting an individual's likelihood of developing a medical condition, but the effects of treatments on the diseases.

Genetic testing studies and analyzes not only an individual's genes, but also their chromosomes and proteins for certain markers or changes that are indicative of not only medical conditions, but also can be indicative of the potential inheritable medical conditions. Genetic testing involves either the testing of the patient's tissue or through the use of blood analysis. The GPM solution uses a blood test, rather than a tissue testing.

Currently, testing is most frequently performed at either the request of individuals who are high risk for genetic medical conditions or in the case of patients who are being treated for certain medical conditions, such as cancer or Parkinson's disease. Companion diagnostics has been a focus of pharmaceutical development, but generally has not been implemented for use by the general medical community on a wide-scale individual basis, up to now.

With the completion of the Human Genome Project in 2003, it became possible for the medical community and the health industry to start to take a look at being able to entertain the possibility of being able to provide genome testing on a wide-scale individual basis. It is only in recent years, that there has been a serious and realistic discussion within the medical community as to the possibilities and opportunities of using such testing as both a diagnostic, monitoring and preventive treatment tool by medical professionals. The GPM Solution was developed specifically for this purpose.

The GPM Solution provides medical professionals with not only the ability to estimate a patients probability of developing a medical condition, such as diabetes, but with such knowledge allows them to develop a preventive treatment or earlier remediation to both assist the patient in making lifestyle changes to help lower the probability of the patient developing such condition or exacerbating the condition. Further, with the use of the test semi-annually, practitioners have the ability to show patients the effects of their lifestyle and diet choices. Patients will be able to see the true effects of such decisions have on not only their current health, but their future health prognosis.

Operations
----------

The Company will have computer control center with servers located in Indiana. Our administrative, marketing and sales activities will be located in Colorado.

An individual will be able to have their medical professional perform the blood test and then have such sample shipped to a third party the Company's laboratory facility for analysis. Once analysis is completed the results of the analysis will them be sent electronically to the Company's secure analysis web connection and the results of the analysis will be sent to the medical professional for discussion of the results and determination of treatment and preventative care with the individuals. Results WILL NOT be sent or disclosed directly to non-health professionals. We intend to interface solely with the medical community.

Market
------

As discussed above, the companion diagnostics market has focused primarily on the use of testing in either predicting an individual's genetic probability of contacting a disease or identifying those individuals who are probable to develop a hereditary disease. The use of testing and analysis has not been utilized by the general practice of medicine as a preventive tool on a wide scale basis, but with continued technological advancements and genomic advancements this concept can be a reality.

The market and adaptation of such testing and analysis is spurred by the following:

- Regulatory Landscape. Oversight and legislation have continued to evolve in this area, though it is still at times behind the advances being made. The Food and Drug Administration (FDA) is increasing its attention on this area and is starting to provide greater clarity into the approval process. Recent trends in regulations show increasing requirements to use companion diagnostics in the approval of certain therapies. Further, health care legislation has begun to focus in and consider efforts on preventive care, rather just solely on treatment.

-             Testing  Technology.  There is a greater  availability of not only
              testing   products,   but  also  have  been  advances  in  testing
              technology that support a greater and wide-scale use of tests.

- Reimbursement. Historically, the health insurance industry has provided the largest barrier to the use of such testing and analytics given the cost, but as the industry has shifted its focus to the assessment of the cost of total care, these tests and analysis may be starting to be seen as a preventive measure and a way to decrease overall care costs.

- Physician Adoption. Growth is being driven by physicians and other medical professionals themselves, who have seen the use of such testing as an essential part of prenatal/neonatal care and becoming an almost standard of care for certain cancers.

- Bioinformatics. With the continued use of genetic testing, pharmaceutical development and prediction in genetic hereditary diseases, there has been a corresponding increase in the sophistication in and development in the data analytics that are used. In recent years, the focus has moved from a clinical focus to more of a bioinformatics focus and how to integrate such large amounts of data into the electronic health record and for test results to be aggregated across a patient population for data mining and trend analysis on a basis that preserves patient confidentiality under HPAA.

- Consumer Demand. With increased success and coverage of companion diagnostics potential, individuals themselves will spur growth and usage as they request such analysis as part of their health care program. A survey revealed that 81.5% percent of consumers would like to have their genome sequenced if they could afford it. ("Market Trends in Genetic Services - Impacting Clinical Care through Better Prediction, Detection and Care Selection", Timanthie Lislie, Booz Allen Hamilton, March 2013)

While the market is relatively new and has experienced market growth, it is populated with competitors who have been offering and working with companion diagnostics in specific medical arenas. There has a been a recent trend in the industry for such companies to joint venture and partner with each other in the development of testing technologies.

The Company will be in competition with well-established players in not only the medical industry, but also those already established commercial laboratories in the genetic testing market. Such commercial labs as LabCorp and Quest and such genetic testing companies as Myriad Genetics, Inc. These companies have far greater resources and more experience in the industry than the Company, but they are focused on specific diseases and not necessarily on general preventive health measures, or trend analysis for larger populations of patients.

The Company's direct competition is the direct-to-consumer companies in the market. Direct-to-consumers (DTC) companies provide testing and results straight to the consumer, bypassing the clinical environment. These companies primarily offering testing in the area of disease prediction and normally provide more information than is medically necessary. These companies provide the date without interpretation by physicians or without any integration with clinical care and the supporting information systems.

The best known of these companies is 23andMe. 23andMe has been the dominant player in the market having nearly 200,000 members, who for $99 receive information on carrier traits for Mendelian diseases, 20 drug classes, disease risks and personal trait information. The individual receives a DNA kit and then sends the kit back to the company who then returns directly to the individual the analysis. In November 2013, the FDA forced 23andMe to suspend its health testing, in part due to the fact that such results were not being interpreted by medical personnel. At this time, 23andMe is only providing an individual's genetic history on an ancestry basis.

Management believes that it is able to compete with existing direct-to-consumer companies, as they intend to market solely to medical professionals in the health industry, who then provide the service to the patient. Further, GIWS offers a product that is different from those currently offered, in that the Company not only provides prevention and prediction, but also involve clinical diagnosis and intervention by the medical professional's advice. GIWS, by marketing solely to the physicians and medical service providers, GIWS, will allow the patient's physician, to be able to provide the patient with the clinical interpretation of the data with the necessary recommendations as to changes in diet, lifestyle, pharmaceuticals, or medication intervention.

GIWS intends to build relationships with medical marketing firms, rather than marketing the GPM Solution on its own, since management does not have existing relationships in the medical industry. With this in mind, GIWS will attempt to build a relationship with firms that specialize in marketing in the medical industry, who have existing relationships with clinics and doctors. We anticipate that if such a relationship was developed, we would most likely be marketing the GPM Solution under that firm's label. At the time of this filing, no such relationship has been developed or finalized.


Government Regulation
---------------------

The services that we provide are regulated by federal, state and foreign governmental authorities. Failure to comply with the applicable laws and regulations can subject us to repayment of amounts previously paid to us, significant civil and criminal penalties, loss of licensure, certification, or accreditation, or exclusion from government health care programs. The significant areas of regulation are summarized below.

Food and Drug Administration
-----------------------------

We believe that our service is not within the regulatory scope of the Food and Drug Administration (FDA), as our sole function is to provide algorithmic analysis and data to medical professional on tests provided by third party FDA licensed vendors.

HIPAA and other privacy laws
-----------------------------

The Health Insurance Portability and Accountability Act of 1996, or HIPAA, established for the first time comprehensive federal protection for the privacy and security of health information. The HIPAA standards apply to three types of organizations, or "Covered Entities": health plans, healthcare clearing houses, and healthcare providers which conduct certain healthcare transactions electronically. Title II of HIPAA, the Administrative Simplification Act, contains provisions that address the privacy of health data, the security of health data, the standardization of identifying numbers used in the healthcare system and the standardization of certain healthcare transactions. The privacy regulations protect medical records and other protected health information by limiting their use and release, giving patients the right to access their medical records and limiting most disclosures of health information to the minimum amount necessary to accomplish an intended purpose. The HIPAA security standards require the adoption of administrative, physical, and technical safeguards and the adoption of written security policies and procedures. HIPAA requires Covered Entities to obtain a written assurance of compliance from individuals or organizations who provide services to Covered Entities involving the use or disclosure of protected health information ("Business Associates").

On February 17, 2009, Congress enacted Subtitle D of the Health Information Technology for Economic and Clinical Health Act, or HITECH, provisions of the American Recovery and Reinvestment Act of 2009. HITECH amends HIPAA and, among other things, expands and strengthens HIPAA, creates new targets for enforcement, imposes new penalties for noncompliance and establishes new breach notification requirements for Covered Entities and Business Associates. Regulations implementing major provisions of HITECH were finalized on January 25, 2013 through publication of the HIPAA Omnibus Rule (the "Omnibus Rule"). The Omnibus Rule contained significant changes for Covered Entities and Business Associates with respect to permitted uses and disclosures of Protected Health Information.

Under HITECH's new breach notification requirements, Covered Entities must report breaches of protected health information that has not been encrypted or otherwise secured in accordance with guidance from the Secretary of the U.S. Department of Health and Human Services (the "Secretary"). Required breach notices must be made as soon as is reasonably practicable, but no later than 60 days following discovery of the breach. Reports must be made to affected individuals and to the Secretary and in some cases, they must be reported through local and national media, depending on the size of the breach.

We will be subject to the HIPAA regulations and will maintain an active compliance program. We are subject to audit under HHS's HITECH-mandated audit program. We may also be audited in connection with a privacy complaint. We are subject to prosecution and/or administrative enforcement and increased civil and criminal penalties for non-compliance, including a new, four-tiered system of monetary penalties adopted under HITECH. We are also subject to enforcement by state attorneys general who were given authority to enforce HIPAA under HITECH. To avoid penalties under the HITECH breach notification provisions, we must ensure that breaches of protected health information are promptly detected and reported within the company, so that we can make all required notifications on a timely basis. However, even if we make required reports on a timely basis, we may still be subject to penalties for the underlying breach.

In addition to the federal privacy regulations, there are a number of state laws regarding the privacy and security of health information and personal data that are applicable to clinical laboratories. The compliance requirements of these laws, including additional breach reporting requirements, and the penalties for violation vary widely and new privacy and security laws in this area are evolving. Many states have also implemented genetic testing and privacy laws imposing specific patient consent requirements and protecting test results. In some cases, we are prohibited from conducting certain tests without a certification of patient consent by the physician ordering the test. Requirements of these laws and penalties for violations vary widely. We believe that we have taken the steps required of us to comply with health information privacy and security statutes and regulations in all jurisdictions, both state and federal. However, we may not be able to maintain compliance in all jurisdictions where we do business. Failure to maintain compliance, or changes in state or federal laws regarding privacy or security could result in civil and/or criminal penalties and could have a material adverse effect on our business.

We are subject to laws and regulations related to the protection of the environment, the health and safety of employees and the handling, transportation and disposal of medical specimens, infectious and hazardous waste and radioactive materials. For example, the U.S. Occupational Safety and Health Administration, or OSHA, has established extensive requirements relating specifically to workplace safety for healthcare employers in the U.S. This includes requirements to develop and implement multi-faceted programs to protect workers from exposure to blood-borne pathogens, such as HIV and hepatitis B and C, including preventing or minimizing any exposure through needle stick injuries. For purposes of transportation, some biological materials and laboratory supplies are classified as hazardous materials and are subject to regulation by one or more of the following agencies: the U.S. Department of Transportation, the U.S. Public Health Service, the United States Postal Service and the International Air Transport Association. We generally use third-party vendors to dispose of regulated medical waste, hazardous waste and radioactive materials and contractually require them to comply with applicable laws and regulations.

Reimbursement and Billing
--------------------------

Reimbursement and billing for diagnostic analysis services is generally highly complex. Laboratories must bill various payors, such as private third-party payors, including MCOs and state and federal health care programs, such as Medicare and Medicaid, and each may have different billing requirements.
Additionally, the audit requirements we must meet to ensure compliance with applicable laws and regulations, as well as our internal compliance policies and procedures, add further complexity to the billing process. Other factors that complicate billing include:

o    variability in coverage and information requirements among various payors;

o missing, incomplete or inaccurate billing information provided by ordering physicians;

o    billings to payors with whom we do not have contracts;

o    disputes with payors as to which party is responsible for payment; and

o    disputes with payors as to the appropriate level of reimbursement.

Depending on the reimbursement arrangement and applicable law, the party that reimburses us for our services may be:

o a third party who provides coverage to the patient, such as an insurance company or MCO;

o    a governmental payor; or

o    the patient.

We anticipate, approximately 85% of our revenue may come from third party payors.

In February 2011, the American Medical Association CPT Editorial Panel approved 101 new molecular pathology codes to describe molecular diagnostic tests that currently require multiple CPT codes for billing purposes. The new reimbursement rates for the new codes went into effect on January 1, 2013.

Federal and State Fraud and Abuse Laws
---------------------------------------

A variety of federal laws prohibit fraud and abuse involving state and federal health care programs, such as Medicare and Medicaid. These laws are interpreted broadly and enforced aggressively by various state and federal agencies, including CMS, the Department of Justice, or DOJ, the Office of Inspector General for the Department of Health and Human Services, or OIG, and various state agencies. In addition, the Medicare and Medicaid programs increasingly use a variety of contractors to review claims data and to identify improper payments as well as fraud and abuse. These contractors include Recovery Audit Contractors, or RACs, Medicaid Integrity Contractors, or MICs, and Zone Program Integrity Contractors, or ZPICs. In addition, CMS conducts CERT audits, the purpose of which is to detect improper Medicare payments. Any overpayments identified must be repaid to the Medicare program unless a favorable decision is obtained on appeal. In some cases, these overpayments can be used as the basis for an extrapolation, by which the error rate is applied to a larger universe of claims, and which can result in even higher repayments.

Anti-Kickback Laws
------------------

The Anti-Kickback Statute prohibits, among other things, knowingly and willfully offering, paying, soliciting, receiving or providing remuneration, directly or indirectly, in exchange for or to induce either the referral of an individual, or the furnishing, arranging for or recommending of an item or service that is reimbursable, in whole or in part, by a federal health care program. "Remuneration" is broadly defined to include anything of value, such as, for example, cash payments, gifts or gift certificates, discounts, or the furnishing of services, supplies or equipment. The Anti-Kickback Statue is broad and prohibits many arrangements and practices that are lawful in businesses outside of the health care industry.

Recognizing the breadth of the Anti-Kickback Statute and the fact that it may technically prohibit many innocuous or beneficial arrangements within the health care industry, the OIG has issued a series of regulations, or safe harbors. Compliance with all requirements of a safe harbor immunizes the parties to the business arrangement from prosecution under the Anti-Kickback Statute. The failure of a business arrangement to fit within a safe harbor does not necessarily mean that the arrangement is illegal or that the OIG will pursue prosecution. Still, in the absence of an applicable safe harbor, a violation of the Anti-Kickback Statute may occur even if only one purpose of an arrangement is to induce referrals. The penalties for violating the Anti-Kickback Statute can be severe. These sanctions include criminal and civil penalties, imprisonment and possible exclusion from the federal health care programs. Many states have adopted laws similar to the Anti-Kickback Statute, and some apply to items and services reimbursable by any payor, including private third-party payors.

Physician Self-Referral Bans
----------------------------

The federal ban on physician self-referrals, commonly known as the Stark Law, prohibits, subject to certain exceptions, physician referrals of Medicare patients to an entity providing certain "designated health services" (which include laboratory services) if the physician or an immediate family member of the physician has any financial relationship with the entity. A "financial relationship" is created by an investment interest or a compensation arrangement. A laboratory cannot bill the Medicare Part B program for services furnished pursuant to a prohibited self-referral, and Medicaid reimbursement may be at risk as well. Several Stark Law exceptions are relevant to arrangements involving clinical laboratories, including: (1) fair market value compensation for the provision of items or services; (2) payments by physicians to a laboratory for clinical laboratory services; (3) certain space and equipment rental arrangements that satisfy certain requirements; and (4) personal services arrangements. Penalties for violating the Stark Law include the return of funds received for all prohibited referrals, fines, civil monetary penalties and possible exclusion from the federal health care programs. In addition to the Stark Law, many states have their own self-referral bans, which may extend to all self-referrals, regardless of the payor.
No physicians or medical professionals own any part of the Company in excess of 1% at this time, although this could change as our shareholder base evolves.

State and Federal Prohibitions on False Claims
----------------------------------------------

The federal False Claims Act imposes liability on any person or entity that, among other things, knowingly presents, or causes to be presented, a false or fraudulent claim for payment to the federal government. Under the False Claims Act, a person acts knowingly if he has actual knowledge of the information or acts in deliberate ignorance or in reckless disregard of the truth or falsity of the information. Specific intent to defraud is not required. The qui tam provisions of the False Claims Act allow a private individual to bring an action on behalf of the federal government and to share in any amounts paid by the defendant to the government in connection with the action. The number of filings of qui tam actions has increased significantly in recent years. When an entity is determined to have violated the False Claims Act, it may be required to pay up to three times the actual damages sustained by the government, plus civil penalties of between $5,500 and $11,000 for each false claim. Conduct that violates the False Claims Act may also lead to exclusion from the federal health care programs. Given the number of claims likely to be at issue, potential damages under the False Claims Act for even a single inappropriate billing arrangement could be significant. In addition, various states have enacted similar laws modeled after the False Claims Act that apply to items and services reimbursed under Medicaid and other state health care programs, and, in several states, such laws apply to claims submitted to all payors.

Federal Prohibitions on Health Care Fraud and False Statements Related to Health
--------------------------------------------------------------------------------
Care Matters
------------

In addition to the administrative simplification regulations discussed above, HIPAA created two new federal crimes: health care fraud and false statements relating to health care matters. The health care fraud statute prohibits knowingly and willfully executing a scheme to defraud any health care benefit program, including a private insurer. The false statements statute prohibits knowingly and willfully falsifying, concealing, or covering up a material fact or making any materially false, fictitious, or fraudulent statement in connection with the delivery of or payment for health care benefits, items, or services. A violation of this statute is a felony and may result in fines, imprisonment, or exclusion from the federal health care programs.

Facilities
----------

The Company does not have office space or facilities at the time of this filing. The Company's management currently works out of individual offices in a virtual set up.

Backlog Of Orders
------------------

We currently have no orders for sales at this time.

Government Contracts
--------------------

We have no government contracts.

Number Of Persons Employed
--------------------------

The Company does not have any employees, other than its Officers, who will work on a contract basis.

                             DESCRIPTION OF PROPERTY

(a)       Real Estate                             None.
(b)       Title to properties.                    None.
(c)       Oil and Gas Prospects.                  None.
(d)       Patents and Patent Applications         None.

                                LEGAL PROCEEDINGS

We are not a party to any pending legal proceedings, nor are we aware of any civil proceeding or government authority contemplating any legal proceeding.


                                  RISK FACTORS

                          GENERAL BUSINESS RISK FACTORS


Our Company is a development stage company and unproven and therefore risky.
---------------------------------------------------------------------------

We have only very recently adopted the business plan of GIWS described herein and above. Potential investors should be made aware of the risk and difficulties encountered by a new enterprise, especially in view of the potential competition from existing businesses in the industry.

We have a lack of revenue  history and  investors  cannot view  Legacy's and its
--------------------------------------------------------------------------------
subsidiary's past performance since it is a start-up company. Our prior business
--------------------------------------------------------------------------------
history was wholly unsuccessful.
-------------------------------

We were formed on February 13, 1997 for the purpose of engaging in any lawful business and have now adopted a plan to engage in the acquisition of another business. We have not had revenues in the last two years. We are not profitable and our business effort is considered to be in an early development stage. We must be regarded as a new or development venture with all of the unforeseen costs, expenses, problems, risks and difficulties to which such ventures are subject.

We may have a shortage of working  capital in the future which could  jeopardize
--------------------------------------------------------------------------------
our ability to carry out its business plan.
------------------------------------------

Our capital needs consist primarily of expenses related to, general and administrative and potential business acquisitions and compliance with SEC reporting requirements and could exceed $75,000 in the next twelve months. Such funds are not currently committed.

We have limited funds, and such funds will not be adequate to carry out any business plan, at this time. Our ultimate success depends upon its ability to raise additional capital. We have not investigated the availability, source, or terms that might govern the acquisition of additional capital and will not do so until it determines a need for additional financing. If we need additional capital, it has no assurance that funds will be available from any source or, if available, that such can be obtained on terms acceptable to us. If not available, our operations will be limited to those that can be financed with its modest capital.

Our  officers  and  directors  may have  conflicts  of interests as to corporate
--------------------------------------------------------------------------------
opportunities which it may not be able or allowed to participate in.
--------------------------------------------------------------------

Presently there is no requirement contained in our Articles of Incorporation, Bylaws, or minutes which requires officers and directors of its business to disclose our business opportunities which come to their attention. Our officer and director does, however, have a fiduciary duty of loyalty to us to disclose to it any business opportunities which come to his attention, in his capacity as an officer and/or director or otherwise. Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company. We have no intention of merging with or acquiring business opportunity from any affiliate or officer or director.

We may depend upon outside  advisors,  who may not be  available  on  reasonable
--------------------------------------------------------------------------------
terms and as needed.
--------------------

To supplement the business experience of our officers and directors, we may be required to employ accountants, technical experts, appraisers, attorneys, or other consultants or advisors. Our Board without any input from stockholders will make the selection of any such advisors. Furthermore, it is anticipated that such persons may be engaged on an "as needed" basis without a continuing fiduciary or other obligation to us. In the event we consider it necessary to hire outside advisors, we may elect to hire persons who are affiliates, if they are able to provide the required services.

We have agreed to  indemnification  of officers and  directors as is provided by
--------------------------------------------------------------------------------
Colorado Revised Statute and such indemnification is limited.
------------------------------------------------------------

Colorado Corporations and Associations Act provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on Legacy behalf. We will also bear the expenses of such litigation for any of its directors, officers, employees, or agents, upon such person's promise to repay Legacy therefore if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us that we may be unable to recoup.

Colorado Corporations and Associations Act exclude personal liability of our directors and its stockholders for monetary damages for breach of fiduciary duty except in certain specified circumstances. Accordingly, we will have a much more limited right of action against its directors than otherwise would be the case. This provision does not affect the liability of any director under federal or applicable state securities laws.

                  RISK FACTORS RELATED TO THE BUSINESS OF GIWS

We will generate most of our revenues from a single product and we may not be able to maintain or increase revenue growth and profitability.

Presently, our business plan provides for us to generate solely from the GPM Solution. We may not, however, be able to operate our business on a profitable basis. Other potential events or factors that may have a significant impact on our ability to sustain revenue growth and profitability for our business include the following:

o    Increased personnel and facility costs;

o Our inability to hire competent, trained staff, including laboratory directors required to review and approve all reports we issued in our business, and sales personnel;

o    Our inability to increase production capacity as demand increases;

o The efforts of third party payors to limit or decrease the amounts that they are willing to pay for our services;

o    Potential obsolescence of our services;

o    Our inability to increase commercial acceptance of our services;

o    Increased competition and loss market share; and

o    Increased regulatory requirements.

We are dependent on our information technology and  telecommunications  systems,
--------------------------------------------------------------------------------
and any failure of these systems could harm our business.
--------------------------------------------------------

We depend on information technology, or IT, and telecommunications systems for significant aspects of our business. These IT and telecommunications systems support a variety of functions, including sample processing, tracking, quality control, customer service and support, billing, research and development activities, and various general and administrative activities. Failures or significant downtime of our IT or telecommunications systems could prevent us from processing samples, providing test results to physicians, billing payors, addressing patient or physician inquiries, conducting research and development activities and conducting general and administrative elements of our business. Any disruption or loss of IT or telecommunications systems on which critical aspects of our operations depend could have an adverse effect on our business.

Security breaches, loss of data and other disruptions could compromise sensitive
--------------------------------------------------------------------------------
information  related  to our  business  or prevent  us from  accessing  critical
--------------------------------------------------------------------------------
information  and  expose us to  liability,  which  could  adversely  affect  our
--------------------------------------------------------------------------------
business and our reputation.
---------------------------

In the ordinary course of our business, we collect and store sensitive data, including legally protected health information (HIPPA), personally identifiable information about our employees, intellectual property, and our proprietary business information. We manage and maintain our applications and data utilizing on-site systems. These applications and data encompass a wide variety of business critical information including research and development information, commercial information and business and financial information.

The secure processing, storage, maintenance and transmission of this critical information is vital to our operations and business strategy, and we intend to devote significant resources to protecting such information. Although we take measures to protect sensitive information from unauthorized access or disclosure, our information technology and infrastructure may be vulnerable to attacks by hackers, or viruses, breaches or interruptions due to employee error, malfeasance or other disruptions. Any such virus, breach or interruption could compromise our networks and the information stored there could be accessed by unauthorized parties, publicly disclosed, lost or stolen. Any such access, disclosure or other loss of information could result in legal claims or proceedings, liability under laws that protect the privacy of personal information, such as the Health Insurance Portability and Accountability Act of 1996 (HIPPA), and regulatory penalties. Unauthorized access, loss or dissemination could also disrupt our operations, including our ability to process samples, provide test results, bill payors or patients, provide customer support services, conduct research and development activities, process and prepare company financial information, manage various general and administrative aspects of our business and damage our reputation, any of which could adversely affect our business.

We will rely on  laboratory  facilities  to provide  test  results and  analytic
--------------------------------------------------------------------------------
services.
--------

We will rely on a CLIA-certified laboratories facility perform our companion diagnostic testing to which we will apply our analysis. In the event such clinical testing facilities were to lose their CLIA certification or other required certifications or licenses or were affected by man-made or natural disasters, we would be unable to continue our companion diagnostic business at current levels to meet customer demands for a significant period of time. Although we intend to maintain insurance, including business interruption insurance, it may not be adequate to protect us from all potential losses if these facilities could not be replaced. In addition, any interruption in our companion diagnostic business would result in a loss of goodwill, including damage to our reputation. If our companion diagnostic business were interrupted, it would seriously harm our business.

Changes in healthcare policy could increase our costs; decrease our revenues and
--------------------------------------------------------------------------------
impact sales of and reimbursement for our tests.
-----------------------------------------------

In March 2010, the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Affordability Reconciliation Act, or the ACA became law. This law substantially changes the way health care is financed by both governmental and private insurers, and significantly impacts our industry. The ACA contains a number of provisions that are expected to impact our business and operations, some of which in ways we cannot currently predict, including those governing enrollment in federal healthcare programs, reimbursement changes and fraud and abuse, which will impact existing government healthcare programs and will result in the development of new programs.

In addition to the ACA, there will continue to be proposals by legislators at both the federal and state levels, regulators and third-party payors to reduce costs while expanding individual healthcare benefits. Certain of these changes could impose additional limitations on the prices we will be able to charge for our tests or the amounts of reimbursement available for our tests from governmental agencies or third-party payors. While in general it is too early to predict specifically what effect the ACA and its implementation or any future healthcare reform legislation or policies will have on our business, current and future healthcare reform legislation and policies could have a material adverse effect on our business and financial condition.

If we were  successfully  sued for liability  related to our services,  we could
--------------------------------------------------------------------------------
face substantial liabilities that exceed our resources.
------------------------------------------------------

Our business exposes us to potential liability risks inherent in the testing, marketing and processing of diagnostic services, including possible misdiagnoses by medical professionals. Although we intend to be insured against such risks in amounts that we believe to be commercially reasonable, our liability insurance may be inadequate. A successful product liability claim in excess of our insurance coverage could have a material adverse effect on our business. Any successful liability claim may prevent us from obtaining adequate product liability insurance in the future on commercially desirable or reasonable terms. An inability to obtain sufficient insurance coverage at an acceptable cost or otherwise to protect against potential liability claims could prevent or inhibit the commercialization of our services.

Our  companion  services  are  in  development  may  never  achieve  significant
--------------------------------------------------------------------------------
commercial market acceptance.
----------------------------

We may not succeed in achieving significant commercial market acceptance of our service offerings that we are currently developing. Our ability to successfully develop and commercialize our companion services will depend on several factors, including:

o our ability to convince the medical community of the clinical utility of our tests and their potential advantages over existing tests;

o the agreement by third-party payors to reimburse our tests, the scope and extent of which will affect patients' willingness or ability to pay for our tests and will likely heavily influence physicians' decisions to recommend our tests; and

o the willingness of physicians to utilize our tests, which can be difficult to interpret. This difficulty is caused by a combination of factors, including the large number, sometimes thousands, of different mutations in the genes which our tests analyze, the need to characterize each specific mutation, and the ability of our tests to predict only as to a statistical probability, not certainty, that a tested individual will develop the disease that the test is intended to predict.

These factors present obstacles to commercial acceptance of our tests, which we will have to spend substantial time and money to overcome, if we can do so at all. Our inability to successfully do so will harm our business.

If we do not compete effectively with scientific and commercial competitors,  we
--------------------------------------------------------------------------------
may not be able to successfully commercialize our tests.
--------------------------------------------------------

The biotechnology and genetics testing fields are intense and highly competitive. Services that are developed are characterized by rapid technological change. Our competitors in the United States and abroad are numerous and include, among others, major diagnostic companies, reference laboratories, molecular diagnostic firms, universities and other research institutions. Many of our potential competitors have considerably greater financial, technical, marketing and other resources than we do, which may allow these competitors to discover important genes or factors and determine their function and provide analysis services before we do.

Those companies that bring to market new offerings before we do may achieve a significant competitive advantage in marketing and commercializing their services. We may not be able to develop additional services successfully. Furthermore, our competitors may succeed in developing technologies, tests or analysis services that are more effective than those developed by us or that would render our services less competitive or obsolete. We expect competition to intensify in the fields in which we are involved as technical advances in these fields occur and become more widely known.

If we were  sued for  patent  infringement  by  third  parties,  we might  incur
--------------------------------------------------------------------------------
significant costs and delays in service introduction.
-----------------------------------------------------

Our services may also conflict with patents that have been or may be granted to others. Our industry includes many organizations that have or are seeking to discern gene and protein biomarkers and develop genomic, proteomic and other technologies. To the extent any patents are issued or have been issued to those organizations, the risk increases that the sale of our companion services currently being marketed or under development may give rise to claims of patent infringement. Others may have filed and in the future are likely to file patent applications covering genes or proteins that are similar or identical to our services. Any of these patent applications may have priority over our patent applications and these entities or persons could bring legal proceedings against us seeking damages or seeking to enjoin us from testing or marketing our services. Patent litigation is costly, and even if we prevail, the cost of such litigation could have a material adverse effect on us. If the other parties in any such actions are successful, in addition to any liability for damages, we could be required to cease the infringing activity or obtain a license. Any license required may not be available to us on commercially acceptable terms, if at all. Our failure to obtain a license to any technology that we may require to commercialize our services could have a material adverse effect on our business. We believe that there may be significant litigation in the industry regarding patent and other intellectual property rights. If we become involved in this litigation, it could consume a substantial portion of our managerial and financial resources.

We may be unable to adequately prevent disclosure of trade secrets,  proprietary
--------------------------------------------------------------------------------
databases, and other proprietary information.
---------------------------------------------

We rely on trade secrets to protect our proprietary technologies and databases, especially as we do not have patent protection. However, trade secrets are difficult to protect. We rely in part on confidentiality agreements with our employees, consultants, outside scientific collaborators, sponsored researchers and others to protect our trade secrets and other proprietary information. These agreements may not effectively prevent disclosure of confidential information and may not provide an adequate remedy if unauthorized disclosure of confidential information occurs. In addition, others may independently discover our trade secrets and proprietary information. Costly and time-consuming litigation could be necessary to enforce and determine the scope of our proprietary rights, and failure to obtain or maintain trade secret protection could adversely affect our competitive position.

Changes in the way that the FDA  regulates  services  performed by  laboratories
--------------------------------------------------------------------------------
like ours could result in delay or  additional  expense in offering our services
--------------------------------------------------------------------------------
that we may develop in the future.
---------------------------------

While the FDA does not currently regulate the activities performed by us, the FDA has stated that it has the right to do so, and the FDA may seek to regulate or require clearance or approval of our services in the future. In July, 2010, the FDA's office of In-Vitro Diagnostics held a public meeting to discuss oversight  of  laboratory  developed  tests.  The FDA  highlighted  the  lack of
standardized   clinical  validation  at  the  assay  level  under  current  CLIA regulatory guidelines and noted that CLIA does not require post-market surveillance or monitoring of laboratory developed tests. The comment period for providing the FDA with written comments expired on August 15, 2010, but the FDA has not yet published additional guidance on the oversight of laboratory developed tests. We cannot provide any assurance that FDA regulation, including pre-market review, will not be required in the future for our molecular diagnostic tests. If pre-market review is required, our business could be negatively impacted if we are required to stop selling molecular diagnostic tests pending their clearance or approval or the launch of any new tests that we develop could be delayed by new requirements.

If the government and third-party  payors fail to provide  coverage and adequate
--------------------------------------------------------------------------------
payment for our services and future tests, if any, our revenue and prospects for
--------------------------------------------------------------------------------
profitability will be harmed.
----------------------------

Sales  of  our  services  will  depend  in  part,   upon  the   availability  of
reimbursement from third-party payors. Such third-party payors include government healthcare programs such as Medicare, managed care providers, private health insurers and other organizations. These third-party payors are increasingly attempting to contain healthcare costs by demanding price discounts or rebates and limiting both coverage on which diagnostic tests they will pay for and the amounts that they will pay for new services. The fact that a diagnostic test has been approved for reimbursement in the past, for any particular indication or in any particular jurisdiction, does not guarantee that such a services will remain approved for reimbursement or that similar services will be approved in the future. As a result, third-party payors may not cover or provide adequate payment for our current or future services. Adequate third-party reimbursement might not be available to enable us to maintain price levels sufficient to realize an appropriate return on investment in product development.

The U.S. governments continue to propose and pass legislation designed to reduce the cost of healthcare. For example, in some foreign markets, the government controls the pricing of many healthcare products. We expect that there will continue to be federal and state proposals to implement governmental controls or impose healthcare requirements. In addition, the Medicare program and increasing emphasis on managed care in the United States will continue to put pressure on product pricing. Cost control initiatives could decrease the price that we would receive for any tests in the future, which would limit our revenue and profitability.

                     RISK FACTORS RELATED TO LEGACY'S STOCK


The regulation of penny stocks by SEC and FINRA may  discourage the  tradability
--------------------------------------------------------------------------------
of our securities.
-----------------

Legacy is a "penny stock" company. None of our securities currently trade in any market and, if ever available for trading, will be subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investors" means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Effectively, this discourages broker-dealers from executing trades in penny stocks. Consequently, the rule will affect the ability of purchasers in this offering to sell their securities in any market that might develop therefore because it imposes additional regulatory burdens on penny stock transactions.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks". Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended. Because our securities constitute "penny stocks" within the meaning of the rules, the rules would apply to the Company and to its securities. The rules will further affect the ability of owners of shares to sell its securities in any market that might develop for them because it imposes additional regulatory burdens on penny stock transactions.

Shareholders should be aware that, according to Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) "boiler room" practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.


We will pay no foreseeable dividends in the future.
---------------------------------------------------

We have not paid dividends on its common stock and do not ever anticipate paying such dividends in the foreseeable future.

Our Securities are not currently eligible for sale under Rule 144 and any future
--------------------------------------------------------------------------------
sales of our  securities  may be  adversely  affected by our failure to file all
--------------------------------------------------------------------------------
reports required by the Exchange Act.
------------------------------------

All of the outstanding shares of common stock held by our present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws.

Rule 144, as promulgated under the Securities Act is not available for the resale of securities, initially issued by a shell company (reporting or non-reporting) or a former shell company, unless certain conditions are satisfied. We are a shell company. As a result, our securities cannot be resold under Rule 144 unless certain conditions are met. These conditions are:

o    the issuer of the securities has ceased to be a shell company;

o the issuer is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act;

o the issuer has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports; and

o one year has elapsed since the issuer has filed current "Form 10 information" with the Commission reflecting its status as an entity that is no longer a shell company.

The only way for our securities to be eligible for resale prior to the conditions of Rule 144 being met, is for us to have registered them with the SEC on a Registration Statement on Form S-1 and such registration being declared effective by the SEC.

A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to subsequent registration of shares of common stock of present stockholders, may have a depressive effect upon the price of the common stock in any market that may develop.


Our stock is thinly  traded and as a result you may be unable to sell at or near
--------------------------------------------------------------------------------
ask prices or at all if you need to liquidate your shares.
---------------------------------------------------------

The shares of our common stock are thinly-traded on the OTCQB, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if it came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as us or purchase or recommend the purchase of any of our securities until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our securities is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on securities price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we cannot give investors any assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities.

                               PLAN OF OPERATIONS


During the 2014 fiscal year, we intend to set up administrative and server facilities, while working to develop a relationship with a medical services marketing firm and begin the marketing and sale of the GMP Solution. We intend to continue to raise funds to support its efforts through the sale of our equity securities.

                        Expected 2014 Budget - 12 months
                        --------------------------------


Working Capital                                                 $175,000
Equipment                                                       $ 25,000
Marketing and Sales Expense                                     $150,000
General and Administrative Expenses                             $175,000
                                                            --------------------
                                              TOTAL             $500,000

We may change any or all of the budget categories in the execution of its business model. None of the line items are to be considered fixed or unchangeable.

We will need substantial additional capital to support our proposed future operations. We have no revenues to date from our proposed business activities in the medical services industry. We have no committed source for any funds as of date hereof. No representation is made that any funds will be available when needed. In the event funds cannot be raised when needed, we may not be able to carry out our business plan, may never achieve sales, and could fail in business as a result of these uncertainties.

We intend to conduct a Private Offering of shares of our restricted Common Stock and intend to raise up to $200,000. At the time of this filing, such private offering has not commenced. We cannot give any assurances that we will be able to raise the full $200,000. Further, we will need to raise additional funds to support not only our expected budget, but our continued operations. We cannot make any assurances that we will be able to raise such funds or whether we would be able to raise such funds with terms that are favorable to us.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our unaudited financial statements and notes thereto included herein. In connection with, and because we desire to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, we caution readers regarding certain forward looking statements in the following discussion and elsewhere in this report and in any other statement made by, or on our behalf, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by, or on our behalf. We disclaim any obligation to update forward-looking statements.

The following is a discussion of the results of operations and liquidity of GIWS at September 30, 2013 and the nine months ended September 30, 2013.

The independent registered public accounting firm's report on the Company's financial statements as of September 30, 2013 includes a "going concern" explanatory paragraph that describes substantial doubt about the Company's ability to continue as a going concern.

Results of Operations for the Nine Months Ended September 30, 2013
------------------------------------------------------------------

During the nine months ended September 30, 2013, GIWS did not recognize any revenues from its operations, which were administrative in nature. Management does not expect to recognize revenues from its activities until the fourth quarter of 2014.

During the nine months ended September 30, 2013, the Company recognized a net loss of $541 ($250 for the three months ended September 30, 2013). The net loss was a result of the amortization of our software license.

During the period of November 15, 2012 (inception) through December 31, 2012, we did not recognize and net loss or income. During that period, we organized and began the development of our business plan.

During the 2014, year we intends to focus efforts in the first half of 2014 on developing relationships for the marketing of our services and the purchase and set up of the necessary hardware (i.e. servers) to support our operations. In the latter half of 2014 we intend to begin offering services. As a result, we also expect operational and general and administrative expenses to increase as we begin to develop marketing relationships, incur increase costs as a result of public reporting standards and as begin to hire staff.

Liquidity of GIWS at September 30, 2013
----------------------------------------

At September 30, 2013, we had no cash. Our only asset is our License Agreement with Mr. Youngren. At September 30, 2013, we had an advance liability of $10. At December 31, 2012, we did not have any assets or liabilities.

During the nine months ended September 30, 2013, we didn't receive or use any cash from/in operating activities. During nine months ended September 30, 2013, net losses of $541 were reconciled for $541 in amortization expenses.

During the nine months September 30, 2013, we did not receive or use funds from or in our investing and financing activities.

During the period of November 15, 2012 (inception) through December 31, 2012, we did not receive or use funds from or in our investing and financing activities.

In November 2013, GIWS entered into a Subscription Agreement to issue 1,200,000 shares of its common stock in exchange for cash of $100,000 with a third party. The funds are to be used to support the operations of the Company and the completion of the acquisition with Legacy Technology Holdings, Inc. Such funds were received in December 2013.

Short Term

On a short-term basis, we do not generate any revenue or revenues sufficient to cover operations. Based on prior history, we will continue to have insufficient revenue to satisfy current and recurring liabilities as to such time we are able to recognize revenues from our activities in the medical service industries. For short term needs we will be dependent on receipt, if any, of offering proceeds.

We intend to conduct a Private Offering of shares of our restricted Common Stock and intend to raise up to $200,000. We cannot give any assurances that we will be able to raise the full $200,000. Further, we will need to raise additional funds to support not only our expected budget, but our continued operations. We cannot make any assurances that we will be able to raise such funds or whether we would be able to raise such funds with terms that are favorable to us.

Need for Additional Financing

We do not have capital sufficient to meet our future budget cash needs. We will have to seek loans or equity placements to cover such cash needs. Once production commences, our needs for additional financing is likely to increase substantially.

No commitments to provide additional funds have been made by our management or other stockholders. Accordingly, there can be no assurance that any additional funds will be available to us to allow it to cover our expenses as they may be incurred.

GIWS Critical Accounting Policies
----------------------------------

Impairment

The Company reviews long-lived assets held for use, principally intellectual property, for impairment when events or circumstances indicate that their carrying value may not be recoverable. Impairment exists if the carrying amount of the long-lived asset is not recoverable from the undiscounted cash flows expected from its use and eventual disposition. We determine the amount of the impairment loss by comparing the carrying value of the long-lived asset to its estimated fair value. In the absence of quoted market prices, we determine estimated fair value generally based on the present value of future probability weighted cash flows expected from the continued use and value at sale of the long-lived asset.

Revenue Recognition

The Company recognizes revenue when it is earned and expenses are recognized when they occur.

Stock-Based Compensation

We have adopted the provisions of and accounts for stock-based compensation using an estimate of value in accordance with the fair value method. Under the fair value recognition provisions of this statement, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the requisite service period, which generally is the vesting period. GIWS elected the modified-prospective method, under which prior periods are not revised for comparative purposes. The valuation method applies to new grants and to grants that were outstanding as of the effective date and are subsequently modified.

                                   MANAGEMENT

The following table sets forth information as to persons who currently serve as Legacy's directors or executive officers as of March 26, 2014.

           Name                    Age                         Position
---------------------------- ---------------- ----------------------------------

Redgie Green                       61      Chief Executive Officer, Acting Chief
                                           Financial Officer and Director

John Bradley                       67      Chief Administrative Officer

Charles Youngren, III              57      Chief Operating Officer and
                                           Director; Chief Executive Officer of
                                           GIWS


Our officers are elected by the board of directors at the first meeting after each annual meeting of our shareholders and hold office until their successors are duly elected and qualified under our bylaws.

The directors named above will serve until the next annual meeting of our stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors absent any employment agreement. There is no arrangement or understanding between our directors and officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, except as noted in Item 1.01 to Mr. Youngren's being appointed the Board of Directors and as Chief Operating Officer and his right name 2 new members of the Board of Directors.

Biographical Information
-------------------------

Redgie Green - Chief Executive Officer and Director
---------------------------------------------------

On October 20, 2010, Mr. Reginald Green was appointed the Chief Executive Officer and a Director of the Company.

Mr. Green has served as the Chief Executive Officer of Sun River Energy, Inc. since January 2009 through August 3, 2010. From January 2009 through October 2009, he served as the President of Sun River Energy, Inc. He has served as a director of Sun River Energy, Inc. from 1998 through October 2010. Mr. Green was co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company in late 2004 until December 2004. He recently served as a director for Mountains West Exploration, Inc. in 2005. He is a Director of Concord Ventures, Inc. since 2006. He has served as a director of ASPI, Inc. from 2006 through the fall of 2009 and was been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006.

Mr. Green brings to the board of directors his experience in management of reporting and public companies.

Charles Youngren,  Chief Operating Officer and Director; Chief Executive Officer
--------------------------------------------------------------------------------
of GIWS
--------

Mr. Youngren was appointed to the Company's board of directors and the Chief Operating Officer on March 31, 2014. Mr. Youngren has served as the Chief Executive Officer and Director of GIWS since January, 2013.

Since June 2012, Mr. Youngren has been employed with Wakelight Technologies, Inc. as a Systems and Data Architect. From March of 2008 to March 2012, he worked as a Data Architect with HMSA. During his career he has focused on both the development and analysis of data and software systems across a variety of industries, including the government. These skills required the development of algorithms performing data sorts and identification of critical data. His responsibilities have also including training and education of the end users of the systems.

Mr. Youngren has received a Bachelor of Science with a major in geology and a minor in philosophy in 1980. He has attended graduate school at Eastern Kentucky University in geological engineering. He has attended the University of Louisville, Speed Engineering School focusing on civil engineering.

Mr. Youngren brings to the Board of Directors not only his technical experience and his experience in the development of the GPM Solution, but also his vision in its marketing and sales.

John Bradley, Chief Administrative Officer
------------------------------------------

Mr. Bradley was appointed the Chief Administrative Officer on March 31, 2014.

Mr. Bradley, since 1990, has worked as an independent consultant. He provides consulting assistance to small companies with business formation and planning services. Mr. Bradley has been an active investor in start-up companies.

Mr. Bradley was employed in the stock brokerage industry from 1970 until 1989. He held positions including sales and management and was President and majority shareholder in 2 NASD registered firms, Bradley and Associates d/b/a Tri-Bradley Investments from 1983 - 1990 and Vantage Securities of Colorado in Denver, Colorado from 1981-1983. In 1989, he consented to a suspension from NASD broker status.

As part of this disclosure the following information is provided:

o In action DEN-878 vs. Tri-Bradley Investments, and John E. Bradley. Mr. Bradley was sanctioned and fined. Tri-Bradley was censured and fined.

o The SEC suspended John E. Bradley as a Broker/Dealer in 1991 for 90 days. (Rel. 34-29271)

o In April 1990, Complaint Number DEN 961, Respondents Tri-Bradley Investments, Inc. and Mr. Bradley, submitted an offer of settlement which was accepted, in which Tri-Bradley Investments was censured, fined $20,000 and expelled from membership in the NASD. Bradley was censured, fined $15,000 and barred from association with any member of the NASD in any capacity.

o No. DEN-1007-AWC. On December 28, 1990, a Letter of Acceptance, Waiver and Consent submitted by Respondents Tri-Bradley Investments, Inc. and John E. Bradley was accepted. Respondents were censured, fined and expelled from NASD.

o Vantage Securities of Colorado, Inc., 1988 -1989, a cease and desist order was issued against Bradley from offering or selling any securities in the Commonwealth of Massachusetts.

Mr. Bradley, nor any entities, with which he was a significant participant have had any disciplinary actions since 1990.

Mr. Bradley graduated from Regis University, Denver, Colorado in 1967 with BS in Accounting.

Annual Meeting
--------------

The annual meeting of our stockholders is expected to be held at a future date. This will be an annual meeting of stockholders for the election of directors. The annual meeting will be held at our principal office or at such other place as permitted by the laws of the State of Colorado and on such date as may be fixed from time to time by resolution of our board of directors.

Committees of the Board of Directors
------------------------------------

We are managed under the direction of its board of directors.

         Executive Committee

         We do not have an executive committee, at this time.

         Audit Committee

         We do not have an audit committee at this time.


Conflicts of Interest - General.
-------------------------------

Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of our business is engaged in business activities outside of its business, the amount of time they devote to our business will be up to approximately 5-10 hours per week.

Conflicts of Interest - Corporate Opportunities
-----------------------------------------------

Presently no requirement contained in the our Articles of Incorporation, Bylaws, or minutes which requires officers and directors of our business to disclose to us business opportunities which come to their attention. Our officers and directors do, however, have a fiduciary duty of loyalty to us to disclose to it any business opportunities which come to their attention, in their capacity as an officer and/or director or otherwise. Excluded from this duty would be opportunities which the person learns about through his involvement as an officer and director of another company. We have no intention of merging with or acquiring an affiliate, associate person or business opportunity from any affiliate or any client of any such person.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to officers and board members during the fiscal years ended December 31, 2013, 2012 and 2011. The table sets forth this information for the Company , including salary, bonus, and certain other compensation to the Board members and named executive officers for the past three fiscal years and includes all Officers as of December 31, 2013.


                      SUMMARY EXECUTIVES COMPENSATION TABLE

                                                                     Non-equity   Non-qualified
                                                                     incentive      deferred
                                                   Stock    Option      plan      compensation    All other
                                Salary     Bonus   awards   awards  compensation    earnings     compensation     Total
Name & Position      Year        ($)        ($)      ($)    ($)         ($)            ($)           ($)           ($)
-------------------- -------- ----------- -------- -------- ------- ------------- -------------- ------------- -------------
Redgie Green,        2013         0          0        0       0          0              0           $40,000       $40,000
Chief Executive      2012         0          0        0       0          0              0             0             0
Officer (1)          2011         0          0        0       0          0              0             0             0


Charles              2013      $49,000       0        0       0          0              0             0          $49,000
Youngren, III ,
Chief
Operating
Officer (1)

John E.              2013         0          0        0       0          0              0         $226,666       $226,666
Bradley, Chief
Administrative
Officer

     (1) Mr.  Green  serves as the Chief  Executive  Officer of Legacy.  In July
     2013, was issued a total of 100,000 shares for services, the shares were valued at $0.40 per share.

     (2) Mr. Youngren serves as the Chief Executive Officer of GIWS. He was appointed the Chief Operating Officer of the Company on March 31, 2014.
     During the year ended December 31, 2013, he received cash compensation of $49,000 for his services from Legacy.

     (3) Mr.  Bradley  was  appointed  the Chief  Administrative  Officer of the
     Company on March 31, 2014. During the year ended December 31, 2013, he was issued a total of 566,666 shares of common stock at $0.40 per share for his services.

Option/Sar Grants In The Last Fiscal Year
-----------------------------------------

We do not have a stock option plan as of the date of this filing. There was no grant of stock options to the Chief Executive Officer and other named executive officers during the fiscal years ended December 31, 2013 and 2012.

Employment  Agreements  and  Termination  of  Employment  and  Change-In-Control
--------------------------------------------------------------------------------
Arrangements
------------

We have no pension, health, annuity, bonus, insurance, stock options, profit sharing or similar benefit plans; however, we may adopt such plans in the future. There are presently no personal benefits available for directors, officers, or employees.

We do not have an employment or consulting agreements with any of officers at this time.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

Our board of directors in its entirety acts as the compensation committee for our executive officers.

Director Compensation
---------------------

We do not pay any Directors fees for meeting attendance.

The following table sets forth certain information concerning compensation paid to the our directors during the year ended December 31, 2013:



                  Fees                                                 Non-qualified
                  earned or                            Non-equity         deferred
                  paid in                 Option     incentive plan     compensation
                     cash     Stock       awards      compensation        earnings         All other        Total
      Name           ($)      awards ($)     ($)           ($)              ($)         compensation ($)     ($)
----------------- ----------- ----------- ---------- ---------------- ----------------- ----------------- -----------
Redgie Green (1)    $ -0-       $ -0-       $ -0-         $ -0-            $ -0-            $ 40,000       $ 40,000

Charles             $ -0-       $ -0-       $ -0-         $ -0-            $ -0-            $ 49,000       $ 49,000
Youngren, III (2)

(1) Mr. Green in July 2013, was issued a total of 100,000 shares for services, the shares were valued at $0.40 per share.

(2) Mr. Youngren received a total of $49,000 in payments for his services at GIWS from the Company during the year ended December 31, 2013.

All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

Indemnification Of Directors And Officers
-----------------------------------------

Our officers and directors are indemnified as provided by the Colorado Revised Statutes and the bylaws.

Under the Colorado Revised Statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's Articles of Incorporation. Our Articles of Incorporation do not specifically limit the directors' immunity. Excepted from that immunity are: (a) a willful failure to deal fairly with us or our shareholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (c) a transaction from which the director derived an improper personal profit; and (d) willful misconduct.

Our bylaws provide that it will indemnify the directors to the fullest extent not prohibited by Colorado law; provided, however, that it may modify the extent of such indemnification by individual contracts with the directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding, or part thereof, initiated by such person unless such indemnification: (a) is expressly required to be made by law,
(b) the proceeding was authorized by the board of directors, (c) is provided by us, in sole discretion, pursuant to the powers vested under Colorado law or (d) is required to be made pursuant to the bylaws.

Our bylaws provide that it will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Company, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under the bylaws or otherwise.

Our bylaws provide that no advance shall be made by us to an officer except by reason of the fact that such officer is or was the Company's director in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or
(b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

Equity Compensation Plan Information
------------------------------------

We have not established an equity compensation plan or Incentive Stock Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the transactions discussed below, we have not entered into any transaction nor is there any proposed transactions in which any of the founders, directors, executive officers, shareholders or any members of the immediate family of any of the foregoing had or is to have a direct or indirect material interest.

During the year ended December 31, 2012, we had no reportable related party transactions.

Transactions with Mr. Youngren - Officer, Director and Majority Shareholder
---------------------------------------------------------------------------

During the year ended December 31, 2013, Mr. Youngren, an officer, director and majority shareholder of the Company received cash compensation of $49,000 in return for his services.

In March 2013, GIWS entered into a Software License Agreement with Mr. Youngren, the developer of the proprietary software behind the web-based Genomic Preventative Medical Solution. The Software License grants GIWS an exclusive world-wide use, modification and marketing of the software. The Software License has a term of 30 years.

Issuance of Common Shares to Officers and Directors
---------------------------------------------------

In July 2013, we issued shares to Messrs. Bradley and Green for their services to the Company. Mr. Bradley was issued 566,666 shares of restricted common stock and Mr. Green was issued 100,000 shares of restricted common stock.

Director Independence
---------------------

Our board of directors undertook a review of the independence of the directors and considered whether any director had a material relationship with us or our management that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, the board of directors affirmatively determined that neither Mr. Redgie Green, Mr. John Bradley or Mr. Youngren are each "independent" as such term is used under the rules and regulations of the Securities and Exchange Commission, given their status as officers and directors and given Mr. Youngren's status as a majority shareholder of the Company.


                    SECTION 3 - SECURITIES AND TRADING MARKET

Item 3.02 Unregistered Sales of Equity Securities.

On December 31, 2013, the Company issued 22,527,0888 shares of its restricted common stock to the shareholders of GIWS under the Amended Plan and Agreement and Plan of Reorganization and Share Exchange Agreement, the shares are exempt from registration under Section 4(6) of the Securities Act of 1933 as amended (the "1933 Act").

In July 2013, the Company issued a total of 2,000,000 shares of its restricted common stock as listed below:

   Relationship with Company            Number of Shares          Consideration
--------------------------------- ----------------------------- ----------------
Shareholder - Officer                       566,666                     Services
Officer & Director                          100,000                     Services
Existing Shareholders                      1,333,334                    Services

In September 2013, the Company issued an unrelated third party a convertible promissory note for $10,000. The convertible promissory note is unsecured, has a term of 3 years and is convertible into restricted shares of the Company's common stock at $0.40 per share.

In March 2013, the Company issued an unsecured convertible promissory note in exchange for cash of $44,000 to an existing shareholder. The convertible promissory note has a term of 1 year and provides for conversion into shares of the Company's common stock at $0.07 per share.

In March 2013, the Company issued an unsecured  convertible  promissory  note in exchange for already outstanding advances of $25,000 to its now Chief Administrative Officer, John Bradley. The convertible promissory note has a term of 1 year and provides for conversion into shares of the Company's restricted common stock at a price of $0.07 per share.

Exemption from Registration Claimed

All of the above sales by the Company of its unregistered securities were made by the Company in reliance upon Section 4(6) of the Securities Act of 1933, as amended. All of the individuals and/or entities that purchased the unregistered securities were primarily either existing shareholders or individuals or entities known to the Company and its management, through pre-existing business relationships, or as long standing business associates. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

As a result of the acquisition of GIWS, discussed in Item 2.01, which is incorporated herein by reference, there was a resulting change in the control and ownership structure of the Company.

The beneficial owners of 5% or more of our stock and the holdings of our officers and directors are as listed in the following tables.

The following sets forth information with respect to ownership by Officers and Directors and holders of more than five percent (5%) of the Company's Common Stock known by the Company as of March 25, 2014 and the changes resulting from the issuance of shares to the shareholders of GIWS:



                                                            Amount and                          Amount and
                                                            Nature of                            Nature of
                                                            Beneficial                          Beneficial    Percent of Class
                      Name and Address of Beneficial       Owner - Pre      Percent of Class   Owner - Post         Post
  Title of Class                 Owner (1)                 Acquisition     Pre Acquisition(2)  -Acquisition    Acquisition(3)
------------------- ------------------------------------ ----------------- ------------------- -------------- ------------------

      Common        Redgie Green,                            100,000             1.74%            100,000           0.35%
      shares        Chief Executive Officer &
                    Director

      Common        Charles Youngren, III                       0                  0%           21,127,088         74.76%
      shares        Chief Operating Officer &
                    Director

      Common        John E. Bradley (4)                      566,666             9.88%            566,666           2.00%
      Shares        Chief Administrative
                    Officer

      Common        Ken Leitmayr (5)                        1,772,674            30.92%          1,772,674          6.27%
      shares

      Common        Michael A. Littman (6)                  1,132,808            19.76%          1,132,808          4.00%
      shares

------------------- ------------------------------------ ----------------- ------------------- -------------- ------------------
                    All Directors and Executive
                    Officers as a Group                      100,000             1.74%          21,793,754         77.12%
                                                         ----------------- ------------------- -------------- ------------------

(1) Unless noted otherwise the addresses for the above is 7609 Ralston Road, Arvada, CO 80002.

(2)  Based upon 5,731,772 shares issued and outstanding pre-acquisition.

(3)  Based upon 28,258,860 shares issued and outstanding post-acquisition.

(4) Mr. Bradley holds 566,666 shares of common stock directly, in addition Mr. Bradley holds a $25,000 unsecured convertible promissory note which converts into shares of the Company's common stock at a rate of $0.07 per share.

(5) Mr. Leitmayr holds 1,772,674 shares of common stock directly, in addition, Mr. Leitmayr holds a $44,000 unsecured convertible promissory notes which converts into shares of the Company's common stock at a rate of $0.07 per share.

(6) Mr. Littman owns 241,140 shares of common stock directly and 100,000 shares indirectly through his wife. Mr. Littman has the voting control of 791,668 shares held by the Michael A. Littman Pension Plan.

Rule 13d-3 under the Securities Exchange Act of 1934 governs the determination of beneficial ownership of securities. That rule provides that a beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Rule 13d-3 also provides that a beneficial owner of a security includes any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Included in this table are only those derivative securities with exercise prices that the Company believes have a reasonable likelihood of being "in the money" within the next sixty days.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of this transaction, on March 31, 2014, Mr. Youngren was appointed the Chief Operating Officer and a Director of the Company.

On March 31, 2014, Mr. John E. Bradley was appointed the Company's Chief Administrative Officer.

Mr. Bradley, since 1990, has worked as an independent consultant. He provides consulting assistance to small companies with business formation and planning services. Mr. Bradley has been an active investor in start-up companies.

Mr. Bradley was employed in the stock brokerage industry from 1970 until 1989. He held positions including sales and management and was President and majority shareholder in 2 NASD registered firms, Bradley and Associates d/b/a Tri-Bradley Investments from 1983 - 1990 and Vantage Securities of Colorado in Denver, Colorado from 1981-1983. In 1989, he consented to a suspension from NASD broker status.

As part of this disclosure the following information is provided:

o In action DEN-878 vs. Tri-Bradley Investments, and John E. Bradley. Mr. Bradley was sanctioned and fined. Tri-Bradley was censured and fined.

o The SEC suspended John E. Bradley as a Broker/Dealer in 1991 for 90 days. (Rel. 34-29271)

o In April 1990, Complaint Number DEN 961, Respondents Tri-Bradley Investments, Inc. and Mr. Bradley, submitted an offer of settlement which was accepted, in which Tri-Bradley Investments was censured, fined $20,000 and expelled from membership in the NASD. Bradley was censured, fined $15,000 and barred from association with any member of the NASD in any capacity.

o No. DEN-1007-AWC. On December 28, 1990, a Letter of Acceptance, Waiver and Consent submitted by Respondents Tri-Bradley Investments, Inc. and John E. Bradley was accepted. Respondents were censured, fined and expelled from NASD.

o Vantage Securities of Colorado, Inc., 1988 -1989, a cease and desist order was issued against Bradley from offering or selling any securities in the Commonwealth of Massachusetts.

Mr. Bradley, nor any entities, with which he was a significant participant have had any disciplinary actions since 1990.

Mr. Bradley graduated from Regis University, Denver, Colorado in 1967 with BS in Accounting.


Item 5.06 -Change in Shell Company Status.

As a result of the transaction disclosed in Item 2.01, Legacy Technology Holdings, Inc. is no longer considered a Shell Company.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The following is a complete list of financial statements filed at the end of this Report.

Genomics Integrated Wellness Systems, Inc., Financial Statements for the Nine Months Ended September 30, 2013 and the period ended November 15, 2012 (Inception) through December 31, 2012 and the period ended November 15, 2012 (Inception) through September 30, 2013, which includes:

     Report of Independent Registered Public Accounting Firm

     Balance Sheet as of September 30, 2013 and December 31, 2013

     Statement of Operations for the nine months ended September 30, 2013 and for the period from November 15, 2012 (Inception) through December 31, 2012 and the period from November 15, 2012 (Inception) through September 30, 2013

     Statement of Changes in Stockholders' Equity for the period of November 15, 2012 (Inception) through December 31, 2013

     Statement of Cash Flows for the nine months ended September 30, 2013 and from the period of November 15, 2012 (Inception) through December 31, 2012 and from the period of November 15, 2013 (Inception) through September 30, 2013

     Notes to the Financial Statements

(b) Pro Forma Financial Information. The following is a complete list of the pro forma financial statements filed as a part of this Report.

     Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2013.

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2013 and the year ended December 31, 2012.

     Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations for the Nine Months Ended September 30, 2013 and the for the year ended December 31, 2012.

(c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.       Description
----------        -----------

2.1 Plan and Agreement of Reorganization and Share Exchange Agreement, dated April 4, 2013 (1)

2.2 Amended Plan and Agreement of Reorganization and Share Exchange Agreement, dated November 21, 2013*

3.1(i) Articles of Incorporation of Genomics Integrated Wellness Systems, Inc.*

3.1(ii) Bylaws of Genomics Integrated Wellness Systems, Inc.*

10.1 License Agreement by and between Genomics Integrated Wellness Systems, Inc. and Charles Youngren, III, dated March 15, 2013*

--------------------
(1)Incorporated by reference from the exhibits included in the Company's Current
Report  on  Form  8-K  filed  with  the  Securities   and  Exchange   Commission
(www.sec.gov), dated June 27, 2018. *Filed herewith

                   GENOMICS INTEGRATED WELLNESS SYSTEMS, INC.
                          (A DEVELOPMENT STATE COMPANY)

                              FINANCIAL STATEMENTS

                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013 and
      THE PERIOD OF NOVEMBER 15, 2012 (INCEPTION) THROUGH DECEMBER 31, 2012


                                                                                  Page



                                TABLE OF CONTENTS




Report of Independent Registered Public Accounting Firm                            34

Balance Sheet as of September 30, 2013      and December 30, 2012                  35

Statement of Operations for Nine Months Ended  September 30, 2013 and the period from November 15, 2012 (Inception) through December 31, 2012 and the period from November 15, 2012 (Inception) through September 30, 2013  36

Statement of Changes in Stockholders' Equity for the period from
     November 14, 2012 (Inception) through December 31, 2013                       37

Statement of Cash Flows for the Nine  Months  Ended  September  30, 2013 and the
      period from November 15, 2012  (Inception)  through  December 31, 2012 and the period from November 15, 2012 (Inception)  through  September 30, 2013
                                                                                   38

Notes to the Financial Statements                                                  39


         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors  and  Stockholders  of Genomics  Integrated  Wellness,
Inc.:

We have audited the accompanying balance sheet of Genomics Integrated Wellness, Inc. ("the Company") as of September 30, 2013 and December 31, 2012 and the related statement of operations, stockholders' equity (deficit) and cash flows for the period November 15, 2012 (inception) through September 30, 2013 and December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Genomics Integrated Wellness, Inc., as of September 30, 2013 and December 31, 2012, and the results of its operations and its cash flows for the period November 15, 2012 (inception) through September 30, 2013 and December 31, 2012, in conformity with generally accepted accounting principles in the United States of America.

The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ B F Borgers CPA PC
----------------------
B F Borgers CPA PC
Denver, CO
March 31, 2014



                       GENOMICS INTEGRATED WELLNESS, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS



                                                                            September 30,     December 31,
                                                                               2013              2012
                                                                          ---------------   ---------------
Assets
        Current Assets:
               Cash                                                                  $ -               $ -
                                                                          ---------------   ---------------
        Total Current Assets                                                           -                 -
                                                                          ---------------   ---------------
        Other assets:
               License Agreement, net of amortizaton of $291                      14,469                 -
                                                                          ---------------   ---------------
        Total Other Assets                                                        14,469                 -
                                                                          ---------------   ---------------
Total Assets                                                                    $ 14,469               $ -
                                                                          ===============   ===============

Liabilities and Stockholders' Equity
        Current liabilities
               Advance payable                                                      $ 10               $ -
                                                                          ---------------   ---------------
        Total Current Liabilities                                                     10                 -

Stockholders' Equity
        Common stock, $0.001 par value; 50,000,000 shares authorized, 15,000,000 and -0- shares issued and outstanding
          at September 30, 2013 and December 31, 2012, respectively               15,000                 -
        Additional paid-in capital                                                     -                 -
        Deficit accumulated during the development stage                            (541)                -
                                                                          ---------------   ---------------
               Total Stockholders' Equity                                         14,459                 -
                                                                          ---------------   ---------------
Total liabilities and stockholders'  equity                                     $ 14,469               $ -
                                                                          ===============   ===============

See the notes to these financial statements.






                       GENOMICS INTEGRATED WELLNESS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS



                                             For the Three            For the Nine           November 15, 2012     November 15, 2012
                                              Months Ended            Months Ended            (Inception) to        (Inception) to
                                             September 30,           September 30,             December 31,          September 30,
                                                  2013                    2013                     2012                  2013
                                          ---------------------   ---------------------    ----------------------   ----------------
Revenue:                                                   $ -                     $ -                       $ -                $ -
                                          ---------------------   ---------------------    ----------------------   ----------------
Operational expenses:
      General and Administrative                             -                       -                         -                  -
      Amortization                                         250                     541                         -                541
                                          ---------------------   ---------------------    ----------------------    ---------------
          Total operational expenses                       250                     541                         -                541
                                          ---------------------   ---------------------    ----------------------    ---------------
Net loss                                                $ (250)                 $ (541)                        -               (541)
                                          =====================   =====================    ======================    ===============
Per share information

Net loss per common share
      Basic                               $              *         $             *          $             *
      Fully diluted                                      *                       *                        *
                                          =====================   =====================    ======================
Weighted average number of common
      stock outstanding                             15,000,000              10,934,066                    -
                                          =====================   =====================    ======================
      * Less than $(0.01) per share.


See the notes to these financial statements.

                                       36



                       GENOMICS INTEGRATED WELLNESS, INC.
                          (A Development Stage Company)
            STATEMENT OF STOCKHOLDER'S EQUITY From November 15, 2012
                     (Inception) through September 30, 2013




                                                                                    Deficit accum
                                                                     Additional       During
                                             Common Stock             paid-in        Development
                                      Number of Shares  Amount        Capital          Stage          Totals
                                      -------------   ------------   -----------   --------------   ------------

Balance - November 15, 2012                      -            $ -           $ -              $ -            $ -

Net loss                                         -              -             -                -              -
                                      -------------   ------------   -----------   --------------   ------------
Balance - December 31, 2012                      -              -             -                -              -
                                      -------------   ------------   -----------   --------------   ------------
Issuance of common stock for
   License Agreement                    15,000,000         15,000             -                -         15,000
Net loss                                         -              -             -             (541)          (541)
                                      -------------   ------------   -----------   --------------   ------------
Balance - September 30, 2013            15,000,000       $ 15,000           $ -           $ (541)      $ 14,459
                                      =============   ============   ===========   ==============   ============

See the notes to these financial statements.




                       GENOMICS INTEGRATED WELLNESS, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS



                                                              For the Nine        November 15, 2012       November 15, 2012
                                                              Months Ended         (Inception) to         (Inception) to
                                                              September 30,         December 31,          September 30,
                                                                  2013                  2012                   2013
                                                            ------------------   -------------------   ---------------------
Cash Flows from Operating Activities:
        Net Loss                                                       $ (541)                  $ -                  $ (291)

Adjustments to net loss for non-cash items:
        Amortization expense                                              541                     -                     291

Adjustments to reconcile net loss to net cash used
        in operating activities:
        Increase in advance payable                                         -                     -                       -
                                                            ------------------   -------------------   ---------------------

Net Cash Used by Operating Activities                                       -                     -                       -
                                                            ------------------   -------------------   ---------------------
 Cash Used in Investing Activities                                          -                     -                       -
                                                            ------------------   -------------------   ---------------------
Net Cash Provided by Financing Activities                                   -                     -                       -

        ACTIVITIES:
        Issuance of common stock for license agreement               $ 15,000                   $ -                $ 15,000
                                                            ==================   ===================   =====================
        Increase in advances for cash for license agreement              $ 10                   $ -                    $ 10
                                                            ==================   ===================   =====================
See the notes to these financial statements.



                       GENOMICS INTEGRATED WELLNESS, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                       For the Three and Nine Months Ended
                September 30, 2013 and The Period of November 15,
                 2012 (Inception) through December 31, 2012 and
     The Period of November 15, 2012 (Inception) through September 30, 2013

NOTE 1 - BUSINESS AND BASIS OF PRESENTATION

Business

Genomics Integrated Wellness, Inc. ("the Company") was incorporated in November 15, 2012 in the state of Colorado. The Company was incorporated in order market and sell the software systems, and services, including but not limited to software and systems for data mining related to genomes and genomics analyses, algorithms therefore, health care screening, DNA sequence analysis, pattern and trend recognition and other related and associated processes, related to genomes, health related issues, and blood analyses.

The Company's fiscal year end is December 31st. The Company's financial statements are presented on the accrual basis of accounting under GAAP (Generally Accepted Accounting Principles).

Reorganization and Share Exchange:

On April 4, 2013, the Company entered into a Plan and Agreement of Reorganization and Share Exchange Agreement ("the Agreement") with Legacy Technology Holdings, Inc. ("Legacy") and the Company's sole shareholder, Charles Youngren. On November 21, 2013, the Agreement was amended to include new shareholders who were issued shares in the Company after September 30, 2013.

The Agreement provides for Legacy to issue 22,527,088 shares of its restricted common stock to be exchanged for 100% of the issued and outstanding equity of the Company, making Legacy the sole shareholder of the Legacy. As a result of the issuance, the majority shareholder of the Company, Charles Youngren, will hold 74% of the issued and outstanding common stock of Legacy, post-acquisition.

Closing of the acquisition is contingent upon the delivery of audited financial statements by the Company to Legacy.

Basis of Presentation

Development Stage Enterprise

The  Company  has  not  earned  any  revenues   from  its  limited   operations.
Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" Among the disclosures required by are that the Company's financial statements be identified as those of a development stage company, and that the statements of operation, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less and money market instruments to be cash equivalents.

Impairment

The Company reviews long-lived assets held for use, principally intellectual property, for impairment when events or circumstances indicate that their carrying value may not be recoverable. Impairment exists if the carrying amount of the long-lived asset is not recoverable from the undiscounted cash flows expected from its use and eventual disposition. We determine the amount of the impairment loss by comparing the carrying value of the long-lived asset to its estimated fair value. In the absence of quoted market prices, we determine estimated fair value generally based on the present value of future probability weighted cash flows expected from the continued use and value at sale of the long-lived asset.

Revenue Recognition

The Company recognizes revenue when it is earned and expenses are recognized when they occur.

Net Loss per Share

Basic net loss per common share is calculated by dividing the net loss applicable to common shares by the weighted average number of common and common equivalent shares outstanding during the period. For the three and nine months ended September 30, 2013 and the periods of November 15, 2012 (Inception) through December 31, 2012 and November 15, 2012 (Inception) through September 30, 2012, there were no potential common equivalent shares used in the calculation of weighted average common shares outstanding as the effect would be anti-dilutive because of the net loss.

Stock-Based Compensation

The Company adopted the provisions of and accounts for stock-based compensation using an estimate of value in accordance with the fair value method. Under the fair value recognition provisions of this statement, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the requisite service period, which generally is the vesting period. The Company elected the modified-prospective method, under which prior periods are not revised for comparative purposes. The valuation method applies to new grants and to grants that were outstanding as of the effective date and are subsequently modified.

Fair Value of Financial Instruments

The Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, and notes payable are carried at cost, which approximates fair value due to the short-term maturity of these instruments.

Other Comprehensive Income

The Company has no material components of other comprehensive income (loss) and accordingly, net loss is equal to comprehensive loss in all periods.

Income Taxes

Provision for income taxes represents actual or estimated amounts payable on tax return filings each year. Deferred tax assets and liabilities are recorded for the estimated future tax effects of temporary differences between the tax basis of assets and liabilities and amounts reported in the accompanying balance sheets, and for operating loss and tax credit carry forwards. The change in deferred tax assets and liabilities for the period measures the deferred tax provision or benefit for the period. Effects of changes in enacted tax laws on deferred tax assets and liabilities are reflected as adjustment to the tax provision or benefit in the period of enactment.

Recent Accounting Pronouncements

There were accounting standards and interpretations issued during the nine months ended September 30, 2013, none of which are expected to have a material impact on the Company's financial position, operations or cash flows.

NOTE 3 - GOING CONCERN AND MANAGEMENTS' PLAN

The Company's financial statements for the nine months ended September 30, 2013 and November 15, 2012 (Inception) through December 31, 2012 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company reported a net loss of $541 for the nine months ended September 30, 2013 and did not report a net loss or net income during the period of November 15, 2012 (Inception) through December 31, 2012, and an accumulated deficit of $541 at September 30, 2013 and nil at December 31, 2012. At September 30, 2013 and December 31, 2012, the Company had neither a working capital nor a working capital deficit.

The future success of the Company is dependent on its ability to attract additional capital, or to find an acquisition to add value to its present shareholders and ultimately, upon its ability to develop future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will attain positive cash flow from operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

NOTE 4 - LICENSE AGREEMENT

The Company accounts for its intangible asset in accordance FASB ASC 350 Intangibles--Goodwill and Other. The intangible assets consist of a Licensing Agreement and it is carried at an allocated cost, less accumulated amortization. The Licensing Agreement was executed on March 15, 2013, by and between the Company and Charles Youngren. Mr. Youngren was paid $10 cash and was issued 15,000,000 shares of the Company's common stock valued at $15,000. The shares were valued at their par value, $0.001 per share.

The provisions in the License Agreement provide the Company with a world-wide license to use, modify, market the software that runs the web-based Genomic Preventative Medicine Solution.

The License Agreement has a term of 30 years, but is being amortized over the 15 years.

Components of intangible assets at the periods ended are as follows:

                                          September 30,        December 31,
                                              2013                 2012
                                       -------------------- --------------------
License agreement                               $   15,010                $   -
Accumulated amortization                             (541)                    -
                                       -------------------- --------------------
                                                $   14,469                $   -
                                       -------------------- --------------------


NOTE 5 - COMMITMENTS & CONTINGENCIES

During the normal course of business, the Company may be exposed to litigation. When the Company becomes aware of potential litigation, it evaluates the merits of the case in accordance with FASB ASC 450-20-50, Contingencies. The Company evaluates its exposure to the matter, possible legal or settlement strategies and the likelihood of an unfavorable outcome. If the Company determines than an unfavorable outcome is probable and can be reasonably estimated, it establishes the necessary accruals. As of June 30, 2013, the Company is not aware of any contingent liabilities that should be reflected in the accompanying financial statements.

NOTE 6 - STOCKHOLDERS' EQUITY

Common Stock

The authorized common stock of the Company is 50,000,000 shares of common stock with a $0.001 par value. At September 30, 2013 and December 31, 2012, the Company had 15,000,000 and -0- shares of its common stock issued and outstanding.

On March 15, 2013, the Company entered into a License Agreement to market the software to market the software that will run the web-based Genomic Preventative Medicine Solution. In exchange for the License Agreement, the Company issued to Mr. Charles Youngren 15,000,000 shares of its common stock. The shares were valued at $15,000 or par value of $0.001 per share. As a result of the issuance, Mr. Youngren became the sole shareholder of the Company.

NOTE 7 - INCOME TAXES

The Company is subject to domestic income taxes. The Company did not recognize income during the nine months ended September 30, 2013 nor the period of November 15, 2012 (Inception) through December 31, 2012, and therefore has paid no income tax.

Deferred income taxes arise from temporary timing differences in the recognition of income and expenses for financial reporting and tax purposes. The Company's deferred tax assets consist entirely of the benefit from net operating loss
(NOL) carry-forwards. The NOL carry forwards expire in various years through 2031. The Company's deferred tax assets are offset by a valuation allowance due to the uncertainty of the realization of the NOL carry-forwards. NOL carry-forwards may be further limited by a change in company ownership and other provisions of the tax laws.

The Company's deferred tax assets, valuation allowance, and change in valuation allowance are as follows:

                            Estimated NOL          Valuation      Net Tax
                            Carry-forward benefit  Allowance      Benefit
                           =====================================================

     September 30, 2013         $58                    $58             -
     December 31, 2012         $108                   $108             -


NOTE 8 - SUBSEQUENT EVENTS

Issuance of Common Stock

In November 2013, the Company entered into a Subscription Agreement to issued 1,200,000 shares of its common stock in exchange for cash of $100,000 with a third party. The funds are to be used to support the operations of the Company and the completion of the acquisition with Legacy Technology Holdings, Inc. Such funds were received in December 2013.

On April 4, 2013, the Company entered into a Plan and Agreement of Reorganization and Share Exchange Agreement with Legacy Technology Holdings, Inc. ("Legacy") and the Company's sole shareholder, Charles Youngren. On November 21, 2013, the Agreement was amended to include new shareholders who were issued shares in the Company after September 30, 2013. Such acquisition will close upon the delivery of audited financial statements to Legacy.

The Company has evaluated it activities subsequent to September 30, 2013 and through the issuance of the financial statements and found no other reportable subsequent events.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED


                         PRO FORMA FINANCIAL STATEMENTS


                                   (UNAUDITED)

                        LEGACY TECHNOLOGY HOLDINGS, INC.
                                AND SUBSIDIARIES

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements is based on the historical balance sheets of Legacy Technology Holdings, Inc. ("Legacy") and Genomics Integrated Wellness Systems, Inc. ("GIWS") as of September 30, 2013.

The following unaudited pro forma condensed earning per share is based on the historical statement of income of Genomics Integrated Wellness Systems, Inc. ("GIWS") for the nine-months ending September 30, 2013 and the year ended December 31, 2012 as if the transactions below had taken place as of the beginning of the period and with the equity structure of Legacy Technology Holdings, Inc.

GIWS entered into a Share Purchase and Exchange Agreement with Legacy, on April 1, 2013 and subsequently amended on November 21, 2013, whereby Legacy will acquire GIWS for approximately 22,527,088 common shares subject to receipt of audited financial statements in accordance with SEC Rules and Regulations and further subject to any final closing terms and conditions.

The two entities merged on March 31, 2014, with an effective date of March 31, 2014 and Legacy being the legal acquirer. However, since Legacy was a public company, which had nominal activity, the merger has been treated as a recapitalization of GIWS. Though Legacy was the legal acquirer in the merger, GIWS was the accounting acquirer since its shareholders ended up with control of Legacy. Therefore at the date of the merger the historical financial statements of GIWS became those of Legacy.

As of the merger, Legacy has an authorized capitalization consisting of 100,000,000 shares of Common Stock, of which, 5,731,772 shares of Common Stock were currently issued and outstanding as of September 30, 2013. At September 30, 2013, GIWS had 15,000,000 shares of Common Stock issued and outstanding.

Prior to the closing of the Merger, the Legacy did issue the 22,527,088 shares of common stock in connection with the merger. Legacy held these shares in escrow until the closing of the acquisition and therefor does not count them in their issued and outstanding shares of common stock at September 30, 2013.

Prior to the merger, GIWS commenced a private offering to an accredited investor of $100,000, which was received in December 2013 and therefore not reflected in the pro forma financial statements of GIWS as of September 30, 2013. The offering was for shares of GIWS's restricted common stock at $0.083 per share.

Concurrent with the closing of the transaction, the sole officer and director of the Registrant retained his position with the Registrant and the sole officer and director of GIWS became the Chief Operating Officer and a director of the Registrant.

The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position that would have been achieved, nor is it necessarily indicative of future operating results. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with GIWS's historical financial statements (and related notes thereto) included elsewhere in this Form 8-K and Legacy's historical financial statements (and related notes thereto). Legacy historical financial statements (and related notes thereto) can be found in the Legacy Annual Report on Form 10-K for year ended December 31, 2012 and Form 10-Q Quarterly Report for the quarter ended September 30, 2013. A copy of the 10-K, as well as other documents filed by Legacy with the Securities and Exchange Commissions, are available to the public.

                        LEGACY TECHNOLOGY HOLDINGS, INC.
                                PRO FORMA ENTRIES




(a) To decrease the value of the shares of Legacy issued for the merger, held in escrow for delivery upon completion of the merger.

(b) Exchange of 22,527,088 common shares for shares of GIWS common shares for common shares of Legacy and to recapitalize.

(c)  Consolidation elimination entry.



               LEGACY TECHNOLOGY HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 2013
                                   (Unaudited)


                                   Historical
                       ----------------------------------
                                                              Genomics
                                       Legacy                 Integrated
ASSETS                                 Technology             Wellness           Pro Forma            Pro Forma
                                       Holdings, Inc.         Systems, Inc.      adjustments          consolidated
                                       --------------         -------------      -----------          --------------
Cash and cash equivalents             $     1,883             $    -            $     -             $    1,883
                                                                                      -                      -
                                       ---------------     --------------                          ---------------
   Total current assets                     1,883                  -                                     1,883
                                       ---------------     --------------                          ---------------

License agreement, net amortization             -             14,469                  -                 14,469
                                       ---------------     --------------                          ---------------
Goodwill                                                                      1,854,748    (B)       1,854,748
                                       ---------------     --------------                          ---------------
  Total other assets                            -                  -                                 1,854,748
                                       ---------------     --------------                          ---------------
   Total assets                       $     1,883             14,469                             $   1,871,100
                                       ===============     ==============                          ===============


LIABILITIES AND STOCKHOLDERS'
   (DEFICIT) EQUITY

Accounts payable                         $329,203          $      -                              $     329,203
Accrued expenses and other liabilities    894,997                 -                                    894,997
Advance payables                           50,004                 10                                    50,014
Notes payables                             31,632                 -                                     31,632
Convertible notes payables                713,075                 -                                    713,075
                                     ---------------     --------------                          ---------------
   Total current liabilities            2,018,911                 10                                  2,018,921
                                     ---------------     --------------                          ---------------


Common stock                                2,826             15,000             (15,000)( C)             2,826

Additional paid in capital              3,082,583                  -                                   (150,106)
                                                                              (1,509,315)(A)
                                                                               1,723,374)(B)
Common Shares in Escrow                (3,379,063)                             1,869,748 (B)                  -
                                                                               1,509,315 (A)
Accumulated deficit                    (1,723,374)              (541)          1,723,374 (B)               (541)
                                     ---------------     --------------                          ---------------
   Total stockholders'
     (deficit) equity                  (2,017,028)            14,459                                   (147,821)
                                     ---------------     --------------                          ---------------

   Total liabilities and
     stockholders' (deficit) equity    $    1,883          $  14,469                              $   1,871,100
                                     ===============     ==============                          ===============

See accompanying notes to unaudited pro forma condensed consolidated financial information.


               LEGACY TECHNOLOGY HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013
                                   (Unaudited)

                                                                    Historical
                                                        --------------------------------------
                                                                               Genomics
                                                        Legacy                 Integrated
                                                        Technology             Wellness           Pro Forma            Pro Forma
                                                        Holdings, Inc.         Systems, Inc.      adjustments          consolidated
                                                        -----------------   ------------------   -----------------    --------------

Revenues                                                $           -        $           -        $                  $            -
Direct Costs                                                        -                    -                                        -
                                                        -----------------   ------------------                        --------------
Gross profit                                                        -                    -                                        -
                                                        -----------------   ------------------                        --------------
Operating expenses:
    Administrative expense                                    868,209                  541                                  868,750
                                                        -----------------   ------------------                        --------------
Total operating expenses                                      868,209                  541                                  868,750
                                                        -----------------   ------------------                        --------------
Loss from operations                                         (868,209)                (541)                                (868,750)
                                                        -----------------   ------------------                        --------------
Other income:
     Finance Costs                                             73,075                    -                                   73,075
     Interest expense                                          86,728                    -                                   86,728
                                                        -----------------   ------------------                        --------------
                                                             (159,803)                   -                                  (13,653)
                                                        -----------------   ------------------                        --------------
Net loss                                                $  (1,028,012)$               (541)                           $    (882,403)
                                                        =================   ==================                        ==============
Basic and diluted net loss per common share             $       (0.25)                                                $       (0.03)
                                                        =================                                             ==============
Weighted average number of common
  shares outstanding                                        4,144,356                               22,527,088 (B)       26,671,444
                                                        =================                                             ==============

See accompanying notes to unaudited pro forma condensed consolidated financial information.



               LEGACY TECHNOLOGY HOLDINGS, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2012
                                   (Unaudited)


                                                                  Historical
                                                      -----------------------------------------
                                                                            Genomics
                                                     Legacy                 Integrated
                                                     Technology             Wellness           Pro Forma            Pro Forma
                                                     Holdings, Inc.         Systems, Inc.      adjustments          consolidated
                                                     --------------         -------------      -----------          ------------

Revenues                                              $             -       $            -      $                  $              -
Direct Costs                                                        -                    -                                        -
                                                      -----------------   ------------------                        ----------------
Gross profit                                                        -                    -                                        -
                                                      -----------------   ------------------                        ----------------
Operating expenses:
    Administrative expense                                     64,672                                                        64,672
                                                      -----------------   ------------------                        ----------------
Total operating expenses                                       64,672                    -                                   64,672
                                                      -----------------   ------------------                        ----------------
Loss from operations                                          (64,672)                   -                                  (64,672)
                                                      -----------------   ------------------                        ----------------
Other income:
     Interest expense                                        (112,456)                   -                                 (112,456)
                                                      -----------------   ------------------                        ----------------
                                                             (112,456)                   -                                 (112,456)
                                                      -----------------   ------------------                        ----------------
Net loss                                              $      (177,128)$                  -                          $      (177,128)
                                                      =================   ==================                        ================
Basic and diluted net loss per common share           $         (0.05)                                              $         (0.01)
                                                      =================                                             ================
Weighted average number of common
  shares outstanding                                        3,731,772                               22,527,088 (B)       26,258,860
                                                      =================                                             ================
See accompanying notes to unaudited pro forma condensed  consolidated  financial information.

                                       48

Legacy Technology Holdings, Inc. and Subsidiaries Unaudited Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1.  Basis of Pro Forma Presentation
----------------------------------------

The unaudited pro forma condensed consolidated financial information included herein has been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission.

The unaudited pro forma condensed consolidated financial information of Legacy Technology Holdings, Inc. is based on the historical balance sheets of Genomics Integrated Wellness Systems, Inc. and Legacy Technology Holdings, Inc. as of September 30, 2013 and have been prepared after giving effect to the adjustments and assumptions described below.

The unaudited pro forma condensed statement of operations is based on the historical statement of income of Genomics Integrated Wellness Systems, Inc. ("GIWS") for the period beginning November 15, 2012 (inception) through December 31, 2012 and the nine months ended September 30, 2013, as if the transactions below had taken place as of the end of the period and with the equity structure of Legacy Technology Holdings, Inc. ("Legacy.") Legacy employs accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position of Legacy have been made.

The outstanding shares used in the earning per share calculation are as follows and is as if the merger and cancelled shares were issued and outstanding at the end of the period:

Number shares:

Legacy Shares Issued and Outstanding at 9-30-13 per balance sheet     5,731,772

Shares Issuance:
 For Merger                                                          22,527,088
                                                                     -----------
Pro Forma Issued and Outstanding Shares at 9-30-12 per balance       28,258,860

Prior to the closing of the Merger, the Legacy did issue the 22,527,088 shares of common stock in connection with the merger. Legacy held these shares in escrow until the closing of the acquisition and therefor does not count them in their issued and outstanding shares of common stock at September 30, 2013.

Note 2. Acquisition of GIWS
---------------------------

GIWS entered into a Share Purchase and Exchange Agreement with Legacy, on April 1, 2013 and subsequently amended on November 21, 2013, whereby Legacy will acquire GIWS for approximately 22,527,088 common shares subject to receipt of audited financial statements in accordance with SEC Rules and Regulations and further subject to any final closing terms and conditions.

The two entities merged on March 31, 2014, with an effective date of March 31, 2014 and Legacy being the legal acquirer. However, since Legacy was a public company, which had nominal activity, the merger has been treated as a recapitalization of GIWS. Though Legacy was the legal acquirer in the merger, GIWS was the accounting acquirer since its shareholders ended up with control of Legacy. Therefore at the date of the merger the historical financial statements of GIWS became those of Legacy.

As of the merger, Legacy has an authorized capitalization consisting of 100,000,000 shares of Common Stock, of which, 5,731,772 shares of Common Stock were currently issued and outstanding as of September 30, 2013. At September 30, 2013, GIWS had 15,000,000 shares of Common Stock issued and outstanding.

Prior to the closing of the Merger, the Legacy did issue the 22,527,088 shares of common stock in connection with the merger. Legacy held these shares in escrow until the closing of the acquisition and therefor does not count them in their issued and outstanding shares of common stock at September 30, 2013.

The following table presents the allocation of the purchase price to the assets acquired and liabilities assumed, based on their fair values at September 30, 2013, respectively:



Value of 22,527,088 shares of Legacy based on
     GIWS price of $0.083 per share                                                            $ 1,869,748

Less:
     Value of GIWS Asset                                                       14,469
     Value of GIWS Liabilities                                                   (10)
     Value of GIWS Retained Earning                                               541
                                                                  --------------------
                                                                                                    15,000
                                                                                       --------------------
GOODWILL                                                                                       $ 1,854,748
                                                                                       ====================

Prior to the merger, GIWS commenced a private offering to an accredited investor of $100,000, which was received in December 2013 and therefore not reflected in the pro forma financial statements of GIWS as of September 30, 2013. The offering was for shares of GIWS's restricted common stock at $0.083 per share.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                        LEGACY TECHNOLOGY HOLDINGS, INC.



                           By: /s/Redgie Green
                              ----------------
                                  Redgie Green, Chief Executive Officer


 Date: April 2, 2014